UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                                Form 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 15, 1997


                              NATIONSBANK, N.A.
                              -----------------
              (Exact name of registrant as specified in its charter)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)



      United States
      of America               33-97436               57-0236115
      ----------               --------               ----------
      (State or other          (Commission File       (IRS employer
      Jurisdiction of          Number)                Identification No.)
      Incorporation

                              NationsBank, N.A.
                        NationsBank Corporate Center
                            100 North Tryon Street
                      Charlotte, North Carolina  28255
                                (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------

     Registrant's telephone number including area code:  (704) 386-5000

Item 5.      Other Events
             ------------
          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
            -----------------------------------------------------------------
(c)    Exhibits

99          Monthly Servicer's Certificate for NationsBank, N.A.
            Class A & B, NationsBank Auto Trust 1995-A

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONSBANK, N.A.
                              -----------------
                               (Registrant)
      (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)


Dated:    ____________________     By: \s\   Leslie J. Fitzpatrick
                                       ---------------------------
                                   Name:     Leslie J. Fitzpatrick
                                   Title:    Senior Vice President
                                   (Duly Authorized Officer)

                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                            Exhibit
-------                           -------

99        Monthly Servicer's Certificate for NationsBank, N.A.
          Class A & B, NationsBank Auto Trust 1995-A